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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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                                  June 1, 2000
                Date of Report (Date of earliest event reported)


                                  METRISA, INC.
               (Exact name of registrant as specified in charter)


         DELAWARE                   0-16152                   04-2891557
(State or other jurisdiction      (Commission                (IRS Employer
    of incorporation)             File Number)            Identification Number)


                                25 WIGGINS AVENUE
                        BEDFORD, MASSACHUSETTS 01730-2323
              (Address of principal executive offices and zip code)

                                 (781) 275-3300
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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                                     ITEM 4.
                  CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT.


         By letter dated June 1, 2000, PricewaterhouseCoopers LLP ("PWC"), the independent accountant of Metrisa, Inc. (the "Company"), advised the Company that it had resigned as the Company's independent accountant as of June 1, 2000. PWC's reports on the Company's financial statements for the last two years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles and during such two-year period and in the subsequent interim period through June 1, 2000 there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused them to make reference thereto in their report on the financial statements for such years.




                                     ITEM 7.
       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         The following exhibits are filed with this Current Report on Form 8-K.



         Exhibit No.                            Description
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             16                 Letter regarding change in certifying accountant





                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           METRISA, INC.



Date:   June 6, 2000                       By: /s/ John E. Wolfe
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                                               John E. Wolfe, President, Chief
                                               Executive Officer and Treasurer